UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 2, 2026, Genco Shipping & Trading Limited (“Genco”) sent a letter to Diana Shipping Inc. (“Diana”), issued a press release, updated its website at www.GencoDrivesSuperiorReturns.com, and posted a communication to its LinkedIn account. Copies of the materials can be found below:

Letter to Diana

GENCO SHIPPING & TRADING LIMITED
299 PARK AVENUE
12TH FLOOR
NEW YORK, NEW YORK 10171
646-443-8550

VIA EMAIL

June 2, 2026

Diana Shipping Inc.
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Athens, Greece
Attention: Ms. Semiramis Paliou and Mr. Ioannis Zafirakis

Subject: Revised Tender Offer and Path Forward

Dear Semiramis and Ioannis:

We are writing on behalf of the Genco Board of Directors to reiterate our willingness to meet again if and when Diana submits an offer that:
•	adequately compensates our shareholders for the current full underlying value of our assets (NAV); and
•	provides an appropriate control premium to NAV that reflects the value of Genco’s sizeable and industry-leading platform in a rising market.

Our Board of Directors thoroughly reviewed your recent revised tender offer (the “Offer”) to acquire Genco for $24.80 per share in cash with our external financial and legal advisors and determined it does not meet the criteria above. Therefore, on the unanimous recommendation of a committee of independent directors, our Board determined that the Offer is not in the best interests of Genco shareholders.

As with Diana’s prior proposals, the $24.80 offer continues to meaningfully undervalue Genco and our assets. The Offer is also well below Genco’s mean and median analyst consensus NAV, which has increased to $26.66 and $27.10,1 respectively, in a period of rising asset values across the industry — and the Offer does not include a control premium. Moreover, Diana continues to make the false claim that its Offer is 1.0x NAV and has now asserted that its Offer could be reduced below the stated price for dividends or other distributions.

Over the past several years, through the execution of our Comprehensive Value Strategy, we have built Genco into a differentiated drybulk company that is generating strong returns and value for shareholders. As a fellow drybulk shipping company, you are aware that our market is strengthening. We have significant momentum underway and are well positioned to continue increasing earnings and dividend growth. Genco’s prospects are strong, and any offer below liquidation value and without a control premium is not in the best interests of shareholders.

Our Board is intently focused on maximizing value for all shareholders. We stand ready to meet again if you are willing and able to provide such an offer, as outlined above.

Sincerely,
/s/ John C. Wobensmith John C. Wobensmith Chairman of the Board and Chief Executive Officer	/s/ Kathleen C. Haines Kathleen C. Haines Lead Independent Director

1 Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto, as of June 1, 2026.

Press Release

Genco Shipping & Trading Limited Board of Directors Unanimously Rejects Diana Shipping’s Revised, Unsolicited Tender Offer

Offer Continues to Undervalue Genco’s Assets and Business and Fails to Provide Control Premium for Its Leading Drybulk Platform

Genco Has Strong Momentum and Is Well Positioned to Continue Delivering
Superior Value and Returns to Shareholders

Board Recommends Shareholders NOT Tender Their Shares Into
Diana’s Revised Offer

Additional Information Available at www.GencoDrivesSuperiorReturns.com

NEW YORK, June 2, 2026 -- Genco Shipping & Trading Limited (NYSE:GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today announced that its Board of Directors unanimously rejected the revised unsolicited tender offer (the “Offer”) from Diana Shipping Inc. (“Diana”) to acquire all outstanding common shares of Genco not already owned by Diana for $24.80 per share in cash.

Notwithstanding this rejection of the Offer, Genco’s Board reiterates its willingness to meet again with Diana if and when they submit an offer that adequately compensates shareholders for the full underlying value of Genco’s assets (NAV) and provides an appropriate control premium to NAV that reflects the value of Genco’s sizeable and industry-leading platform in a rising market.

As part of its review of the Offer, the Board received opinions from both Jefferies and Morgan Stanley, that, as of the date of such opinions and based upon and subject to the various assumptions, qualifications, limitations and other matters described in the respective opinions, the consideration pursuant to the Offer was inadequate from a financial point of view to Genco’s shareholders (other than Diana and its affiliates).

Genco issued the following statement:

Genco’s Board is committed to maximizing value for its shareholders. The Board thoroughly reviewed Diana’s Offer with its external financial and legal advisors.  On the unanimous recommendation of a committee of independent directors, Genco’s Board unanimously rejected the revised $24.80 Offer, which continues to meaningfully undervalue the Company and its assets, is well below Genco’s net asset value (NAV) and does not include a control premium. Diana’s Offer of $24.80 is well below the current mean analyst NAV estimate of $26.66 and the current median estimate of $27.10 in a period of rising asset values across the industry.1

1 Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto, as of June 1, 2026.

Accordingly, the Board recommends that shareholders not tender any of their shares into the revised Offer.

Genco has engaged with Diana for two years, beginning in June 2024 when our CEO proactively reached out to them to explore a potential business combination. Over this time, Diana has displayed a pattern of attempting to take control of Genco without paying full and fair value. Diana’s ongoing proxy contest to replace our entire Board with their handpicked nominees and its most recent inadequate Offer is in line with this pattern.

Genco is operating from a position of strength, executing our Comprehensive Value Strategy, outperforming the market, and returning significant capital to shareholders. Diana is demanding that Genco’s Board sell the Company below its liquidation value and without shareholders receiving a control premium, which is not in shareholders’ best interests.

Our Board has responded appropriately to Diana’s takeover attempt at every step and will continue taking actions that are in the best interests of all Genco shareholders. We remain open to meeting again with Diana in constructive discussions if they provide an offer that adequately compensates shareholders for the full value of their investment, including an appropriate premium, as outlined above.

The Board strongly believes that Genco’s underlying value and upside potential exceeds Diana’s Offer and that Genco’s current directors are the right group to continue leading Genco forward and delivering meaningful value for shareholders.

Genco’s Board urges shareholders to vote “FOR” the reelection of Genco’s six highly qualified directors and according to the Board’s other recommendations on the Company’s WHITE proxy card, “WITHHOLD” on Diana’s nominees and “AGAINST” Diana’s shareholder proposals.

The Genco Board of Directors recommends that Genco shareholders reject Diana’s inadequate $24.80 tender offer by not tendering their shares.

Below is the letter that Genco sent to Semiramis Paliou, Director and Chief Executive Officer of Diana and Ioannis Zafirakis, Director and President of Diana on June 2, 2026:

Diana Shipping Inc.
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Athens, Greece
Attention: Ms. Semiramis Paliou and Mr. Ioannis Zafirakis

Subject: Revised Tender Offer and Path Forward

Dear Semiramis and Ioannis:

We are writing on behalf of the Genco Board of Directors to reiterate our willingness to meet again if and when Diana submits an offer that:
•	adequately compensates our shareholders for the current full underlying value of our assets (NAV); and
•	provides an appropriate control premium to NAV that reflects the value of Genco’s sizeable and industry-leading platform in a rising market.

Our Board of Directors thoroughly reviewed your recent revised tender offer (the “Offer”) to acquire Genco for $24.80 per share in cash with our external financial and legal advisors and determined it does not meet the criteria above. Therefore, on the unanimous recommendation of a committee of independent directors, our Board determined that the Offer is not in the best interests of Genco shareholders.

As with Diana’s prior proposals, the $24.80 offer continues to meaningfully undervalue Genco and our assets. The Offer is also well below Genco’s mean and median analyst consensus NAV, which has increased to $26.66 and $27.10,1 respectively, in a period of rising asset values across the industry — and the Offer does not include a control premium. Moreover, Diana continues to make the false claim that its Offer is 1.0x NAV and has now asserted that its Offer could be reduced below the stated price for dividends or other distributions.

Over the past several years, through the execution of our Comprehensive Value Strategy, we have built Genco into a differentiated drybulk company that is generating strong returns and value for shareholders. As a fellow drybulk shipping company, you are aware that our market is strengthening. We have significant momentum underway and are well positioned to continue increasing earnings and dividend growth. Genco’s prospects are strong, and any offer below liquidation value and without a control premium is not in the best interests of shareholders.

Our Board is intently focused on maximizing value for all shareholders. We stand ready to meet again if you are willing and able to provide such an offer, as outlined above.

Sincerely,

John C. Wobensmith Chairman of the Board and Chief Executive Officer	Kathleen C. Haines Lead Independent Director

The basis for the Board’s recommendation with respect to Diana’s revised tender offer is set forth in more detail in Genco’s Schedule 14D-9 amendment, which has been filed with the Securities and Exchange Commission (“SEC”) and is available at www.GencoDrivesSuperiorReturns.com.

The full text of Jefferies’ and Morgan Stanley’s written opinions, dated June 1, 2026, which set forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken with such opinions, are attached as Exhibits (a)(34) and (a)(35) to Genco’s Schedule 14D-9 amendment. Jefferies and Morgan Stanley provided their respective opinions for the information and assistance of the Board and Strategic Committee in connection with their consideration of the Offer. The opinions of Jefferies and Morgan Stanley are not a recommendation as to whether or not any shareholders should tender their shares in connection with the Offer or with respect to any other matter.

Jefferies LLC is acting as financial advisor to Genco and Herbert Smith Freehills Kramer (US) LLP and Sidley Austin LLP are serving as legal counsel to Genco. Morgan Stanley & Co. LLC is acting as special advisor to the Board of Directors.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We transport key cargoes such as iron ore, coal, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Newcastlemax and Capesize vessels (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk), enabling us to carry a wide range of cargoes. Genco’s fleet consists of 43 vessels with an average age of 12.6 years and an aggregate capacity of approximately 4,935,000 dwt.

Forward-Looking Statements

This communication contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to the Company’s views and expectations regarding Diana Shipping Inc.’s unsolicited tender offer; any statements relating to the plans, strategies and objectives of management or the Company’s Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this release are the following: (i) the Company’s plans and objectives for future operations; (ii) that any transaction based on Diana’s non-binding indicative proposal or otherwise may not be consummated at all; (iii) the ability of Genco and its shareholders to recognize the anticipated benefits of any such transaction; (iv) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; and (v) other factors listed from time to time in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC (available here). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/, or by contacting Peter Allen as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

Investor Contact

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

Media Contact

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Website Updates

 Pop-Up Legal Disclaimer Before Homepage Forward-Looking Statements This communication contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to the Company’s views and expectations regarding Diana Shipping Inc.’s unsolicited tender offer; any statements relating to the plans, strategies and objectives of management or the Company’s Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this release are the following: (i) the Company’s plans and objectives for future operations; (ii) that any transaction based on Diana’s non-binding indicative proposal or otherwise may not be consummated at all; (iii) the ability of Genco and its shareholders to recognize the anticipated benefits of any such transaction; (iv) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; and (v) other factors listed from time to time in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication. Important Information for Investors and Shareholders This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC (available here). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/, or by contacting Peter Allen as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Important Information for Investors and Shareholders The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Vote FOR Genco's Highly Qualified and Experienced Board of Directors

Genco's Board and Management Team are Successfully Executing the Company's Comprehensive Value Strategy, Which is Delivering Strong Returns for Shareholders

VOTING INFO HERE

We are executing a disciplined strategy that is delivering strong operating and financial results and positioning Genco to create significant long-term shareholder value

Learn more about how shareholders are poised to continue benefiting from our Comprehensive Value Strategy

LEARN MORE

Prioritizing Strong Corporate Governance

Genco's highly experienced and qualified Board and management team are **committed to maintaining the highest standards of corporate governance.**

Learn more about our industry-leading corporate governance practices and highly qualified Board of Directors

LEARN MORE



Diana Shipping is seeking to take control of Genco

One of our direct competitors, Diana Shipping, is attempting to take control of Genco at an inadequate price that deprives Genco shareholders of the full value of their investment. In furtherance of its takeover agenda, Diana has rapidly acquired a significant ownership stake in Genco, made a series of inadequate private and public acquisition proposals, launched a tender offer, and is attempting to replace the entire Genco Board with its handpicked slate of directors.

Learn more about why you should reject Diana's tender offer and not tender your shares, as well as the significant risks Diana's director nominees pose to Genco shareholders

LEARN MORE

Replacing the Genco Board with Diana's Nominees Puts Your Investment and Value at Serious Risk

We urge Genco shareholders to vote WITHHOLD on Diana's nominees given their close ties to Diana and the risks of what could happen if they take over the Genco Board.

Our Board believes that Diana's nominees are **not** fit to serve on the Genco Board. Many of the nominees have close personal or professional ties to Diana and its leadership. Certain of the candidates have records of bankruptcy and shareholder value destruction.[1] In addition, the Board determined that the nominees do not bring substantive skills or experiences that are not already present on the highly qualified Genco Board.

LEARN MORE

Why should I vote for Genco's nominees?

×

We strongly believe Genco's current Board is best positioned to guide the Company forward and maximize value.

We have a highly experienced and qualified Board of Directors with extensive expertise across relevant business areas, including shipping, commodities, fleet and technical management, commercial operations, capital allocation, financial reporting and M&A.

Our directors are actively engaged in the boardroom and are overseeing our Comprehensive Value Strategy, which has delivered superior returns, compelling dividends and disciplined capital allocation across drybulk market cycles.

You should not trust Diana or its nominees to act on your behalf or do the right thing for Genco shareholders.

If elected, Diana's handpicked nominees could take actions that risk destroying shareholder value or enriching Diana and its insiders at the expense of Genco shareholders.

Our Board recommends you vote on the Company's WHITE proxy card "FOR" Genco's six directors, so they can continue to execute the Company's disciplined, proven Comprehensive Value Strategy – and vote "WITHHOLD" on Diana's nominees and "AGAINST" Diana's shareholder proposals.

Why did Genco reject Diana's Board nominees?

×

These nominations were made to advance Diana's takeover attempt, and there are significant risks to our shareholders if Diana's nominees take over our Board.

They could approve a transaction at a lower price than Diana's revised tender offer or take other value destructive actions similar to what has occurred at Diana.

Many of Diana's nominees have close ties to Diana or its leadership.

Moreover, certain of Diana's nominees have track records leading companies marred by bankruptcy and failure.

They also have no additional skills or experience that are not already well represented on Genco's high-quality Board.

Why does the Board recommend Genco shareholders reject Diana's $24.80 tender offer? Should I tender my shares?

×

The Board unanimously recommends shareholders reject Diana's revised tender offer ("the Offer") and not tender their shares.

After careful review with external advisors and on the recommendation of an independent Board committee, our Board determined that the Offer meaningfully undervalues Genco and its assets, is well below Genco's net asset value (NAV) and does not include a control premium.

Diana's Offer of $24.80 is well below Genco's current mean analyst NAV estimate of $26.66 and the current median NAV estimate of $27.10 in a period of rising asset values across the industry.[2]

Has the Board offered to engage with Diana?

×

We have engaged with Diana for two years, beginning with Genco's initial outreach to Diana to discuss a potential business combination in June 2024.

Our Board has reiterated its willingness to meet again with Diana if and when they submit an offer that adequately compensates shareholders for the full underlying value of Genco's assets (NAV) and provides an appropriate control premium to NAV that reflects the value of Genco's sizeable and industry-leading platform in a rising market.

Diana has failed to present a proposal with a sufficient basis for discussions.

Instead, Diana has chosen to launch a revised tender offer at an inadequate price and nominate a handpicked slate of directors to seize control of our Board and company.

Who should I vote for?

×

Our Board recommends you vote on the Company's WHITE proxy card "FOR" Genco's six directors so they can continue to execute the Company's disciplined, proven Comprehensive Value Strategy – and vote "WITHHOLD" on Diana's nominees and "AGAINST" Diana's shareholder proposals.

We have a highly experienced and qualified Board of Directors, half of whom are female, with extensive expertise across relevant business areas, including shipping, commodities, fleet and technical management, commercial operations, capital allocation, financial reporting and M&A.

Our directors are actively engaged in the boardroom and are overseeing our Comprehensive Value Strategy, which has delivered superior returns, compelling dividends and disciplined capital allocation across drybulk market cycles.

You should not trust Diana or its nominees to act on your behalf or do the right thing for Genco shareholders.

If elected, Diana's handpicked nominees could take actions that risk destroying shareholder value or enriching Diana and its insiders at the expense of Genco shareholders.

What proposals has Diana made?

×

In 2024, following Genco's initial outreach to Diana to discuss a potential business combination, Diana proposed to acquire 30% of Genco's stock in exchange for certain ships, make Diana's CEO a member of the Genco Board and have a Diana affiliate take over technical management of some or all of Genco's fleet. Through these proposals, Diana would have obtained effective control without paying a premium, as well as the ability to transfer value from Genco and its shareholders to Diana.

In November 2025, Diana made an indicative, non-binding proposal to acquire Genco for $20.60 per share, followed by a revised offer for $23.50 per share in March 2026.

On May 4, 2026, Diana commenced a conditional tender offer at the same $23.50 price as Diana's March 2026 Proposal. On May 27, 2026, Diana made a revised tender offer for $24.80 per share.

All of these proposals were inadequate and deprive Genco shareholders of the full value of their investment.

Why does the Board believe the continued execution of its Comprehensive Value Strategy will create greater value for shareholders?

×

Our Board and management team have been successfully executing our Comprehensive Value Strategy, which has returned $7.16 per share in dividends to shareholders over 27 consecutive quarters, delivered outsized shareholder returns of 210%[3] and positioned Genco to continue creating value.

We are operating in a strengthening drybulk market, and shareholders are poised to continue benefiting from our low-leverage high dividend model and the strategic steps the Board and management are taking to further increase earnings power and dividend capacity.

We believe Genco's Board is better positioned than Diana's nominees to guide the Company forward and create superior returns and meaningful value for all shareholders.

Diana's attempts to take over Genco pose significant risks to Genco shareholders and their ability to realize the full upside of their Genco investments.

---

1. Quentin Bruce Saones was one of the four Directors of Sterling Shipping Agencies Limited when it entered compulsory liquidation in July 2023. Jens Ismar served as CEO of Bulk Invest (formerly part of Western Bulk), which filed for bankruptcy in March 2016. During Gustav Brun-Lie's less than three years as CEO of Statt Torsk ASA, he oversaw the destruction of more than 80% of the company's shareholder value (from NOK2.50 at IPO on 4/23/2021 to NOK0.53 on 2/1/2024, the last trading date per Factset) before merging it into a sector competitor at a near all-time low share price.
2. Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto.
3. Represents TSR since the closing price on April 19, 2021 (the last trading day before Genco publicly announced its Comprehensive Value Strategy).

Your vote is important

Vote "FOR" Genco's Six Highly Qualified Directors and "WITHHOLD" on Diana's Nominees

HOW TO VOTE

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Genco's Comprehensive Value Strategy


GENCO TIBENIUS

Genco's proven strategy continues to generate strong results and returns for ALL Genco shareholders through various market cycles.

The strategy's key pillars include paying compelling quarterly dividends, deleveraging to reduce debt and break-even levels and investing in growth.

The strategy we established in April 2021...	What we've done ~5 years later
Transform Genco into a low leverage, high dividend yield company	**Provided substantial returns to shareholders** Distributed $310m or $7.16 per share in dividends
Maintain significant flexibility to grow the fleet	**Invested in fleet to expand earnings power and dividend capacity** $557m in modern, fuel-efficient, premium-earning vessels
Target paying a quarterly dividend based on cash flows less a voluntary quarterly reserve	**Strengthened balance sheet through deleveraging** Reduced debt by $119 million, supporting Genco's industry-low leverage and breakeven levels

Genco is Firing on All Cylinders

Building on Momentum in a Strengthening Drybulk Market

- We ended the first quarter of 2026 with multi-year first quarter highs across adjusted EBITDA, time charter equivalent (TCE) rates and a $0.35 dividend – an increase of 133% year-over-year
- In the second quarter, estimated TCE to date is approximately $23,900 per day for 66% of our owned fleet available days, representing an increase of 76% year over year

Growing Fleet of Premium Earning Assets

- We have been investing in premium earning vessels that target drybulk sectors with compelling supply and demand fundamentals
- Recent acquisitions have included two 2020 built, high quality, premium earning Newcastlemax vessels that were delivered in March 2026, as well as an agreement to acquire a 2019 built, high specification scrubber-fitted Capesize vessel with delivery expected in June 2026
- Our investments enhance our operating leverage in a rising drybulk market and further expand our earnings power and dividend capacity

Delivering Compelling Dividends and Strong Returns to Shareholders

- We declared a $0.35 per share dividend in Q1 2026, a 133% increase year-over-year
- Projections show a Q2 2026 dividend of approximately $0.70 per share, a 367% increase year over year[4]
- Assuming the current forward freight rate curve for the balance of the year, our dividend formula would produce a total dividend of $2.50 per share in 2026[4]
- We have paid 27 consecutive quarterly dividends, delivering total shareholder returns (TSR) of 131% over the past five years, outperforming the S&P 500 TSR of 86% and Diana's TSR of 33% over the same period[5]

Maintaining Low Financial Leverage and Robust Balance Sheet

- Genco has an industry-low net loan to value ratio of 20%, a sub-$10,000 cash flow breakeven level[6] and $350 million of undrawn revolver availability
- Our strong balance sheet enables us to take advantage of growth opportunities in diverse rate environments

4. Based on fixtures to date and assuming the market's expected view of future freight rates (the FFA curve – please see www.GencoDrivesSuperiorReturns.com/frequently-asked-questions for further detail on the FFA curve) for the balance of the year. Given freight market volatility, the FFA curve is subject to change. Please refer to the appendix to our Q1 2026 earnings presentation posted on our website under "Investors – Events and Presentations" for further detail on assumptions used in our projections, including expenses and utilization rates.
5. TSR, or total shareholder return, is defined as price return plus dividends reinvested. All values per FactSet as of May 6, 2026.
6. Excluding drydocking capex

Your vote is important

Vote "FOR" Genco's Six Highly Qualified Directors and "WITHHOLD" on Diana's Nominees

HOW TO VOTE

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

Strong Governance Genco’s Strong Governance The highly qualified and experienced Genco Board and management team remain committed to maintaining the highest standards of corporate governance Genco continues to lead the drybulk industry in a number of ways • We are the largest U.S. headquartered drybulk shipping company • We are the only U.S.-listed drybulk shipping company with no related-party transactions and have been consistently ranked in the top quartile on corporate governance among public shipping companies by Webber Research • We provide detailed disclosures on the Company’s strategy and performance and align executive compensation with shareholder interests • We have a diverse, independent and experienced Board of Directors, half of whom are female Meet Genco’s Highly Qualified Board of Directors Our six directors—John C. Wobensmith, Kathleen C. Haines, Paramita Das, Basil G. Mavroleon, Karin Y. Orsel and Arthur L. Regan—are highly engaged and experienced participants in the boardroom and committed to industry-leading governance. Each of these six directors brings a balanced and highly relevant skill set, with a proven track record of executing our Comprehensive Value Strategy that continues to position Genco for the future while delivering shareholder returns. John C. Wobensmith Chairman & CEO Mr. Wobensmith has served as a director of Genco since May 29, 2021 and Chairman since August 26, 2025. Mr. Wobensmith has served as our Chief Executive Officer since March 23, 2017 and our President since December 19, 2014. Mr. Wobensmith has significant experience in managing all aspects of a drybulk shipping company including commercial, technical and capital allocation. During his tenure with the Company he has led the transformation of its commercial operating platform and the development of its comprehensive value and capital allocation strategy. From April 2005 until his appointment as President, he served as our Chief Financial Officer and Principal Accounting Officer. He also served as a director of Ultrapetrol (Bahamas) Limited, a marine transportation company, from 2016 to 2017. Mr. Wobensmith has over 25 years of experience in the shipping industry. Before becoming our Chief Financial Officer, Mr. Wobensmith served as a Senior Vice President with American Marine Advisors, Inc., an investment bank focused on the shipping industry. While at American Marine Advisors, Inc., Mr. Wobensmith was involved in mergers and acquisitions, equity fund management, debt placement and equity placement in the shipping industry. From 1993 through 2000, he worked in the international maritime lending group of The First National Bank of Maryland, serving as a Vice President from 1998. Mr. Wobensmith has a bachelor’s degree in economics from St. Mary’s College of Maryland. He also was appointed by the Governor of Maryland and currently serves on the Board of Trustees and as Treasurer of the Board at St. Mary’s College of Maryland. Mr. Wobensmith holds the Chartered Financial Analyst designation. He was inducted into the International Maritime Hall of Fame in 2024 and will receive the Silver Bell Award from the Seamen’s Church Institute in June 2026. Kathleen C. Haines Lead Independent Director, Audit Committee (Chair), Compensation Committee Ms. Haines has served as a director of Genco since May 17, 2017, and was appointed as Lead Director in August 2025. In January 2025, she joined the Advisory Board of Veer.voyage, a startup company incorporated in the Bahamas and a tonnage provider of zero emission ships. From 2021 until 2024 she served on the Advisory Board of Sea Machines Robotics, a privately held company in Boston, Massachusetts. She served as Chief Financial Officer and Treasurer of Heidmar Inc. (“Heidmar”), a privately held company that commercially manages a fleet of oil tankers, from July 2012 until May 2020. She was also a member of the Executive Committee of Heidmar, which was responsible for the strategy of the company as well as marketing efforts. Prior to and after her time at Heidmar, Ms. Haines has served as the Principal of Holbridge Capital Advisors, a financial consulting and investment firm specializing in the maritime industry. During 2010, she served as the Chief Financial Officer of Asia Pacific Carriers, based in Hong Kong. From May 2007 to May 2008, she was the Chief Executive Officer of the transition company created following the sale of OMI Corporation, a U.S.-based NYSE-listed international shipping company. Ms. Haines served as the Chief Financial Officer of OMI Corporation from 1998 until its sale. Ms. Haines was a board member of OSG America LLC from 2007 until it was reacquired by its parent company in 2009 and served as Chair of the Audit Committee and a member of the Conflicts Committee. She currently serves on the Board of Trustees of the Seamen’s Church Institute as Audit Chair and is a member of the Finance and Endowment Committee as well as the Governance/Nominating Committee. She is the Treasurer and a founding board member of the U.S. affiliate of Women’s International Shipping and Trading Association. Ms. Haines is a CPA. Paramita Das Compensation Committee, ESG Committee Ms. Das has served as a director of Genco since March 4, 2024. Ms. Das has served as the Chief Strategy Officer and Senior Advisor to the Chief Executive Officer of Stardust Power Inc. from September 2024 to November 2025. Previously, Ms. Das served as the Global Head of Marketing, Development and ESG (Chief Marketing Officer) Metals and Minerals at Rio Tinto from June 2022 through February 2024, President of Rio Tinto Nickle Inc., President and CEO of Alcan Primary Products Company, LLC and a member of the Board of Directors of Rio Tinto Services Inc. from July 2019 through September 2023; General Manager, Marketing and Development, Metals, and Head of the Chicago Commercial Office, Rio Tinto from January 2018 to May 2022. Ms. Das has served as Chief of Staff/Group Business Executive to the Rio Tinto Group CEO from December 2016 to December 2017. Ms. Das has been a member of the Board of Coeur Mining since May 2023 and a member of the Board of Directors of Toromont Industries Ltd., a specialized equipment company, since November 2024. Ms. Das is a former Board member of World Business Chicago from January 2020 to January 2022, Chicago Children's Museum from June 2019 to June 2021 and UN Women-USNC from 2014 - 2017. She earned a Master of Business Administration from the University of Louisville, Executive Education from University of Chicago and a Bachelors’ Degree from Guru Singh Indraprastha University. Basil G. Mavroleon Compensation Committee (Chair), Audit Committee, Nominating & Corporate Governance Committee Mr. Mavroleon has served as a director of Genco since July 17, 2015. Mr. Mavroleon served as a director of Baltic Trading from March 15, 2010 until Baltic Trading’s merger with our Company on July 17, 2015. Mr. Mavroleon also served as a director of our Company from July 27, 2005 to July 9, 2014. Mr. Mavroleon has been employed in the shipping industry for the last 56 years. Since 1970, Mr. Mavroleon has worked at Charles R. Weber Company, Inc., one of the oldest and largest tanker brokerages and marine consultants in the United States. Mr. Mavroleon was Managing Director of Charles R. Weber Company, Inc. for twenty-five years and held the position of Manager of the Projects Group thereafter for five years from January 2009 until April 2013. Mr. Mavroleon was a director of Pyxis Tankers, Inc. from October 2015 to May 2026, where he served on the audit committee and the nominating and corporate governance committee. Mr. Mavroleon also serves as Managing Director of WeberSeas (Hellas) S.A., a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage based in Piraeus, Greece. Since its inception in 2003 through its liquidation in December 2005, Mr. Mavroleon served as Chairman of Azimuth Fund Management (Jersey) Limited, a hedge fund that dealt with tanker freight forward agreements and derivatives. Mr. Mavroleon is on the advisory board of NAMMA (North American Maritime Ministry Association), is a director emeritus of NAMEPA (North American Marine Environmental Protection Association), and is Chairman of the New York World Scale Committee. Mr. Mavroleon is a member of the Connecticut Maritime Association, NYMAR (New York Maritime Inc.), the Maritime Foundation Knowledge Center, honorary director of the Connecticut Maritime Association Education Foundation (CAMEF), and serves on the board of trustees of the Maritime Aquarium, Norwalk, CT. Mr. Mavroleon was educated at Windham College, Putney, VT. Karin Y. Orsel ESG Committee (Chair), Nominating & Corporate Governance Committee Ms. Orsel has served as a director of Genco since March 22, 2021. Ms. Orsel is the Chief Executive Officer and founder of MF Shipping Group, which she established in 1994. She has over 33 years of experience in the maritime industry. MF Shipping Group provides technical management services to a fleet of more than 50 vessels, including oil product and chemical tankers, multipurpose vessels, self-unloaders, and cement carriers. In connection with these activities, Ms. Orsel has served for more than 20 years as managing director of several ship-owning companies. Ms. Orsel began her career in the shipping industry at the age of 18 with Sandfirden Rederij B.V., where she served as Financial Manager. She currently holds a number of industry governance and representative roles, including membership in the Presidency of the European Shipowners (ECSA), board membership and former presidency of the Royal Association of Netherlands Ship-owners (KVNR), board membership of the International Chamber of Shipping (ICS), council membership of the International Association of Independent Tanker Owners (INTERTANKO), and membership of BIMCO. She also serves as Honorary Consul of Norway. Ms. Orsel is a former Chair of the International Seafarers’ Welfare and Assistance Network (ISWAN) and acts as an Ambassador for the Women’s International Shipping & Trading Association (WISTA). Ms. Orsel has received multiple industry recognitions, including Female Entrepreneur of the Year (Netherlands, 2009), an Honorary Degree from Massachusetts Maritime Academy (2017), the Tanker Industry Leader Award (2019), the Seatrade Award (2021), and the IMO Gender Equality Award (2025). She holds a Bachelor of Arts in Economic & Administrative Education from Winschoter College in the Netherlands. Arthur L. Regan Nominating & Corporate Governance Committee (Chair), Audit Committee, ESG Committee Mr. Regan has served as a director of Genco since February 2016, and was our Executive Chairman from November 2016 until May 2021. Since 2022, Mr. Regan has been the Chief Executive Officer of Energos Infrastructure, which owns and operates marine infrastructure assets principally focused on LNG floating storage and regasification import terminals located in multiple countries globally primarily on long-term government utility linked contracts. From 2018 to 2021 Regan was the Executive Chairman of Chembulk Tankers, an owner of specialized international chemical transport vessels and was appointed to the position by its private equity owners KKR Investments and York Capital Holdings. From 2010 to 2018, Mr. Regan was the President, Chief Executive Officer and a Director of Principal Maritime Management, LLC, a wholly owned portfolio company of Apollo Global Management. Mr. Regan has more than 35 years of experience in the shipping industry in executive roles, including as President and Chief Executive Officer of Arlington Tankers Ltd. from 2004 to 2008, which was listed on the New York Stock Exchange. Mr. Regan is a graduate of the State University of New York Maritime College at Fort Schuyler with a Bachelor of Science degree in Marine Transportation and Management. Mr. Regan began his shipping career sailing as an officer on merchant tankers and dry bulk vessels for over ten years, completing his sea service as Master Mariner. He is currently a Member of the North American Panel Committee of the vessel classification society and maritime industry advisor DNV-GL. Together, our directors bring years of relevant industry and leadership experience critical to Genco’s success • Fleet and Technical Management • Drybulk Commodities • Commercial Operations • Capital Allocation • Financial Reporting • M&A Your vote is important Vote “FOR” Genco’s Six Highly Qualified Directors and “WITHHOLD” on Diana’s Nominees How to vote Investor Contact Peter Allen Chief Financial Officer Genco Shipping & Trading Limited (646) 443-8550 Media Contact Leon Berman IGB Group (212) 477-8438 lberman@igbir.com Learn more about Genco at www.gencoshipping.com Sign up for updates Name Email Address Submit Privacy Policy

GENCO SHIPPING & TRADING LIMITED
Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Diana's Campaign to Take Control of Genco

Diana is attempting to take control of Genco through their revised, unsolicited tender offer that's at an inadequate price and a proxy contest to replace the entire Genco Board with its handpicked nominees

One of our direct competitors, Diana Shipping, is seeking to take control of Genco on the cheap. As part of its efforts to do so, Diana has rapidly acquired a significant ownership stake in Genco, made a series of inadequate private and public acquisition proposals, launched a tender offer, and is attempting to replace the entire Genco Board with its handpicked slate of directors.

Our Board has reiterated its willingness to meet again with Diana if and when they submit an offer that adequately compensates shareholders for the full underlying value of Genco's assets (NAV) and provides an appropriate control premium to NAV that reflects the value of Genco's sizeable and industry-leading platform in a rising market.

We have also sought to engage constructively with Diana on alternative transaction structures that would serve the best interests of all Genco shareholders. **Diana has refused to engage on such a structure and has failed to present a proposal with a sufficient basis for discussions. Instead, Diana has chosen to launch a revised, unsolicited tender offer and nominate a handpicked slate of directors to seize control of Genco's Board.** There are significant risks for Genco shareholders if Diana's nominees take over the Genco Boardroom.

You Should Reject Diana's Inadequate and Highly Conditional Tender Offer

Diana commenced a conditional tender offer on May 4, 2026, which was revised on May 27, 2026 (the "Offer") to $24.80 per share in cash.

After careful review with external advisors and on the recommendation of an independent Board committee, our Board recommends shareholders reject the revised Offer:

- The Offer meaningfully undervalues Genco and its assets, is well below Genco's net asset value (NAV) and does not include a control premium.
- Diana's Offer of $24.80 is well below the current mean analyst NAV estimate of **$26.66** and the current median estimate of **$27.10** in a period of rising asset values across the industry.[7]

Genco is **operating from a position of strength**, successfully executing our Comprehensive Value Strategy, outperforming the market, and returning significant capital to shareholders. Diana is demanding that Genco's Board sell the Company below its liquidation value and without shareholders receiving a premium, which is not in shareholders' best interests.

Shareholders should take <u>no</u> action in response to the Offer, and we encourage you to discard any proxy or tender offer materials you receive from Diana. If you have already tendered your shares, you may withdraw them at any time prior to the expiration of the Offer.

Diana's Inadequate Price

Simply put, the $24.80 per share offer price is too low.

Does not capture the underlying value of Genco and fails to provide an appropriate control premium for control of Genco, especially in light of Genco's:

- High-quality and growing modern fleet
- Leading commercial operating platform
- Established technical management business
- Strong balance sheet
- Spot charter-focused commercial strategy
- Track record of durable cash flow generation across cycles
- Execution of a low leverage, high capital return business model
- Superior returns
- Sizeable operating leverage in a strengthening drybulk market

Well below Genco's net asset value (NAV) during a period of rising asset values across the industry

Diana's revised Offer is below the underlying value of our assets. Current mean sell-side NAV estimate is $26.60 and the current median analyst estimate is $27.10. We are in a period of rising asset values across the industry, and sell-side analysts continue to raise their estimates of Genco's NAV.

Analysts include:

SEB

CLARKSONS

Fearnley Securities

Deutsche Bank

Pareto Securities

Contemplates a "fire sale" of Genco vessels

Diana's Offer is conditioned on completing a merger that includes a sale of 16 Genco vessels at "fire sale" prices to a competitor, Star Bulk, adding further uncertainty while depriving Genco shareholders of full value. Under the agreement, the vessels would be sold to Star Bulk at a valuation 16% below the average broker valuation.[7]

- Specifically, sales would include:[8]
  - Genco Valkyrie, a 2020-built Newcastlemax for $66 million, which is 12% below average broker valuations[7] of $75 million
  - Genco Constantine for $24 million, which is 22% below average broker valuations[7] of $30 million
  - Genco Enterprise for $19 million, which is 26% below average broker valuations[7] of $26 million
- Under Diana's agreement with Star Bulk, 13 other vessels are being sold at a 15% discount to average broker valuations[7]

7. Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto.
8. Based on the average of two independent third party broker valuations as of May 2026.

Your vote is important

Vote "FOR" Genco's Six Highly Qualified Directors and "WITHHOLD" on Diana's Nominees

HOW TO VOTE

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Replacing the Board with Diana's Nominees Puts Your Investment and Value at Serious Risk

We urge Genco shareholders to vote WITHHOLD on Diana's nominees given their close ties to Diana and the risks of what could happen if they take over the Genco Board.

The proxy contest is not a vote on whether to approve or reject Diana's revised $24.80 acquisition proposal. It is a vote on whether to give Diana's nominees control of the Company, which would put your investment and value at serious risk. You are deciding between Genco's highly qualified Board, which has a proven track record of delivering value to you, and Diana's handpicked slate of directors.

Our Board believes that Diana's nominees are **not** fit to serve on the Genco Board. Many of the nominees have close personal or professional ties to Diana and its leadership. Certain of the candidates have records of bankruptcy and shareholder value destruction.[9] In addition, the Board determined that the nominees do not bring substantive skills or experiences that are not already present on the highly qualified Genco Board.

Taken together, these concerns raise serious doubts about the ability of Diana's nominees to oversee Genco effectively and act in the best interests of Genco shareholders.

With control of the Board, Diana's nominees could do any of the following:

- **Approve a transaction at a price below the latest proposal or at a discounted price;**
- **Take commercial actions that are unfavorable to Genco's shareholders;**
- **Enter into related-party transactions that may funnel money from Genco and its shareholders into entities controlled by Diana insiders;**
- **Change our low-leverage high dividend model, threatening shareholder returns;**
- **Implement an ill-advised vessel chartering strategy like Diana's that has prevented Diana from capturing the upside of the current strong market; and**
- **Apply the same kinds of capital allocation decisions made by Diana over the last five years that have destroyed shareholder value.[10]**

Diana has a history of related-party transactions favoring insiders[11] and poor total shareholder returns. As shown below, Genco's Board and leadership team have generated far superior total shareholder returns than Diana.

Total Shareholder Returns[12]	GNK	DSX
1-year	100%	92%
3-year	121%	(9)%
5-year	131%	33%

Protecting Your Genco Investment

Genco's Board and management team have built a strong, differentiated drybulk shipping company and are executing a disciplined strategy that has driven outperformance and superior returns.

We believe the choice is clear for shareholders to protect their Genco investment and future value. We urge shareholders to vote **"FOR"** Genco's six directors – and vote **"WITHHOLD"** on Diana's nominees on the Company's **WHITE** proxy card.

Don't let Diana risk your investment by taking over Genco without paying shareholders appropriate value. Diana's nominees introduce significant risks to Genco shareholders.

We strongly believe Genco's current Board is best positioned to guide the Company forward and maximize value.

9. Quentin Bruce Saones was one of the four Directors of Sterling Shipping Agencies Limited when it entered compulsory liquidation in July 2023. Jens Ismar served as CEO of Bulk Invest (formerly part of Western Bulk), which filed for bankruptcy in March 2016. During Gustav Brun-Lie's less than three years as CEO of Statt Torsk ASA, he oversaw the destruction of more than 80% of the company's shareholder value (from NOK2.50 at IPO on 4/23/2021 to NOK0.53 on 2/1/2024, the last trading date per Factset) before merging it into a sector competitor at a near all-time low share price.

10. https://www.dianashippinginc.com/diana-shipping-inc-becomes-partner-in-a-commissioning-service-operation-vessels-project/?catslug=news, https://www.dianashippinginc.com/diana-shipping-inc-becomes-strategic-partner-in-two-7-500-cbm-semi-refrigerated-lpg-newbuildings/?catslug=news and https://www.dianashippinginc.com/diana-shipping-inc-announces-pro-rata-distribution-of-warrants-to-purchase-common-stock/?catslug=news.

11. Based on Diana's Form 20-F, filed with the Securities Exchange Commission on March 13, 2026, Item 7.B Major Shareholders and Related Party Transactions, at pps. 93-94 (www.sec.gov/ix?doc=/Archives/edgar/data/0001318885/000156276226000030/dsx-20251231.htm#a55253).

12. TSR, or total shareholder return, is defined as price return plus dividends reinvested. All values per FactSet as of May 6, 2026.

Your vote is important

Vote "FOR" Genco's Six Highly Qualified Directors and "WITHHOLD" on Diana's Nominees

HOW TO VOTE

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Shareholder Resources



Shareholder Letters

MAY 18, 2026
Genco Shareholder Letter
DOWNLOAD PDF

MAY 15, 2026
Genco Shareholder Letter
DOWNLOAD PDF

MAY 7, 2026
Genco Shareholder Letter
DOWNLOAD PDF

MARCH 30, 2026
Genco Shareholder Letter
DOWNLOAD PDF

Infographics

MAY 12, 2026
Genco Myth vs Fact Infographic
DOWNLOAD PDF

Presentations

MAY 26, 2026
Setting the Record Straight on Inaccuracies in Diana's Investor Presentation
DOWNLOAD PDF

MAY 21, 2026
Delivering Superior Returns and Creating Value for All Shareholders
DOWNLOAD PDF

Press Releases

JUNE 2, 2026
Genco Shipping & Trading Limited Board of Directors Unanimously Rejects Diana Shipping's Revised, Unsolicited Tender Offer
DOWNLOAD PDF

MAY 27, 2026
Genco Shipping & Trading Board of Directors to Review Revised, Unsolicited Tender Offer from Diana Shipping
DOWNLOAD PDF

MAY 26, 2026
Genco Shipping & Trading Limited Sets the Record Straight on Numerous Falsehoods in Diana's Investor Presentation
DOWNLOAD PDF

MAY 21, 2026
Genco Shipping & Trading Limited Files Investor Presentation and Urges Shareholders to Vote for the Company's Highly Qualified Nominees and Reject Diana's Inadequate Tender Offer
DOWNLOAD PDF

MAY 18, 2026
Genco Shipping & Trading Limited Responds to Diana's Latest Misleading Claims and Gamesmanship
DOWNLOAD PDF

MAY 18, 2026
Genco Shipping & Trading Limited Sends Letter to Shareholders from Chairman and CEO John Wobensmith
DOWNLOAD PDF

MAY 15, 2026
Genco Shipping & Trading Limited Board of Directors Unanimously Rejects Diana Shipping's Unsolicited Tender Offer
DOWNLOAD PDF

MAY 12, 2026
Genco Shipping & Trading Limited Sets the Record Straight on Diana's False and Misleading Claims
DOWNLOAD PDF

MAY 7, 2026
Genco Shipping & Trading Limited Issues Statement Regarding Diana's Unsubstantiated Assertions
DOWNLOAD PDF

MAY 7, 2026
Genco Shipping & Trading Limited Files Definitive Proxy Materials and Mails Letter to Shareholders
DOWNLOAD PDF

MAY 4, 2026
Genco Shipping & Trading to Review Diana Shipping's Unsolicited Tender Offer
DOWNLOAD PDF

APRIL 24, 2026
Genco Shipping & Trading Files Preliminary Proxy Statement in Connection with 2026 Annual Meeting of Shareholders
DOWNLOAD PDF

APRIL 13, 2026
Genco Shipping & Trading Issues Statement Regarding Diana Shipping's Letter to Shareholders
DOWNLOAD PDF

APRIL 7, 2026
Genco Shipping & Trading Launches Website for Shareholders
DOWNLOAD PDF

MARCH 30, 2026
Genco Shipping & Trading Sends Letter to Shareholders
DOWNLOAD PDF

MARCH 20, 2026
Genco Shipping & Trading Issues Statement
DOWNLOAD PDF

MARCH 19, 2026
Genco Shipping & Trading Rejects Revised, Non-Binding Indicative Proposal from Diana Shipping Inc.
DOWNLOAD PDF

MARCH 6, 2026
Genco Shipping & Trading Responds to Revised Unsolicited Proposal from Diana Shipping Inc.
DOWNLOAD PDF

JANUARY 16, 2026
Genco Shipping & Trading Responds to Diana Shipping Inc.'s Intent to Nominate Directors to Replace Entire Genco Board
DOWNLOAD PDF

JANUARY 13, 2026
Genco Shipping & Trading Rejects Non-Binding Indicative Proposal from Diana Shipping Inc.
DOWNLOAD PDF

NOVEMBER 24, 2025
Genco Shipping & Trading Confirms Receipt of a Non-Binding Indicative Proposal from Diana Shipping Inc.
DOWNLOAD PDF

SEC Filings

MAY 27, 2026
Genco Shipping & Trading Board of Directors to Review Revised, Unsolicited Tender Offer from Diana Shipping

DOWNLOAD PDF

MAY 26, 2026
Genco Shipping & Trading Limited Issues Investor Presentation

DOWNLOAD PDF

MAY 21, 2026
Genco Shipping & Trading Limited Issues Investor Presentation and Posts on LinkedIn

DOWNLOAD PDF

MAY 18, 2026
Genco Shipping & Trading Sends Letter to Shareholders, Issues Statement and Posts on LinkedIn

DOWNLOAD PDF

MAY 15, 2026
Genco Shipping & Trading Shareholder Letter, Rejection of Unsolicited Tender and LinkedIn Post

DOWNLOAD PDF

MAY 15, 2026
Genco Shipping & Trading Schedule 14D-9

DOWNLOAD PDF

MAY 12, 2026
Genco Shipping & Trading Sets the Record Straight on Diana's False and Misleading Claims and Sends Infographic to its Shareholders

DOWNLOAD PDF

MAY 7, 2026
Genco Shipping & Trading Limited Issues Statement Regarding Diana's Unsubstantiated Assertions

DOWNLOAD PDF

MAY 7, 2026
Genco Shipping & Trading Letter to Shareholders and LinkedIn Post

DOWNLOAD PDF

MAY 7, 2026
Genco Shipping & Trading Definitive Proxy Statement

DOWNLOAD PDF

MAY 4, 2026
Genco Shipping & Trading to Review Diana Shipping's Unsolicited Tender Offer

DOWNLOAD PDF

APRIL 24, 2026
Genco Shipping & Trading Preliminary Proxy Statement

DOWNLOAD PDF

APRIL 13, 2026
Genco Shipping & Trading Issues Statement Regarding Diana Shipping's Letter to Shareholders

DOWNLOAD PDF

APRIL 7, 2026
Genco Shipping & Trading Launches Website for Shareholders

DOWNLOAD PDF

MARCH 31, 2026
Genco Shipping & Trading Letter to Shareholders and LinkedIn Post

DOWNLOAD PDF

MARCH 30, 2026
Genco Shipping & Trading Sends Letter to Shareholders

DOWNLOAD PDF

MARCH 20, 2026
Genco Shipping & Trading Issues Statement

DOWNLOAD PDF

MARCH 19, 2026
Genco Shipping & Trading Rejects Revised, Non-Binding Indicative Proposal from Diana Shipping Inc.

DOWNLOAD PDF

MARCH 6, 2026
Genco Shipping & Trading Responds to Revised Unsolicited Proposal from Diana Shipping Inc.

DOWNLOAD PDF

JANUARY 16, 2026
Genco Shipping & Trading Responds to Diana Shipping Inc.'s Intent to Nominate Directors to Replace Entire Genco Board

DOWNLOAD PDF

JANUARY 13, 2026
Genco Shipping & Trading Rejects Non-Binding Indicative Proposal from Diana Shipping Inc.

DOWNLOAD PDF

NOVEMBER 24, 2025
Genco Shipping & Trading Confirms Receipt of a Non-Binding Indicative Proposal from Diana Shipping Inc.

DOWNLOAD PDF

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

GENCO SHIPPING & TRADING LIMITED

Comprehensive Value Strategy | Strong Governance | Diana's Takeover Attempt | Diana's Proxy Fight | Shareholder Resources | FAQs | How to Vote

Frequently Asked Questions


GENCO STARS AND STRIPES

Why should I vote for Genco's nominees?

×

We strongly believe Genco's current Board is best positioned to guide the Company forward and maximize value.

We have a highly experienced and qualified Board of Directors with extensive expertise across relevant business areas, including shipping, commodities, fleet and technical management, commercial operations, capital allocation, financial reporting and M&A.

Our directors are actively engaged in the boardroom and are overseeing our Comprehensive Value Strategy, which has delivered superior returns, compelling dividends and disciplined capital allocation across drybulk market cycles.

You should not trust Diana or its nominees to act on your behalf or do the right thing for Genco shareholders.

If elected, Diana's handpicked nominees could take actions that risk destroying shareholder value or enriching Diana and its insiders at the expense of Genco shareholders.

Our Board recommends you vote on the Company's WHITE proxy card "FOR" Genco's six directors, so they can continue to execute the Company's disciplined, proven Comprehensive Value Strategy – and vote "WITHHOLD" on Diana's nominees and "AGAINST" Diana's shareholder proposals.

Why did Genco reject Diana's Board nominees?

×

These nominations were made to advance Diana's takeover attempt, and there are significant risks to our shareholders if Diana's nominees take over our Board.

They could approve a transaction at a lower price than Diana's revised tender offer or take other value destructive actions similar to what has occurred at Diana.

Many of Diana's nominees have close ties to Diana or its leadership.

Moreover, certain of Diana's nominees have track records leading companies marred by bankruptcy and failure.

They also have no additional skills or experience that are not already well represented on Genco's high-quality Board.

Why does the Board recommend Genco shareholders reject Diana's $24.80 tender offer? Should I tender my shares?

×

The Board unanimously recommends shareholders reject Diana's revised tender offer ("the Offer") and not tender their shares.

After careful review with external advisors and on the recommendation of an independent Board committee, our Board determined that the Offer meaningfully undervalues Genco and its assets, is well below Genco's net asset value (NAV) and does not include a control premium.

Diana's offer of $24.80 is well below Genco's current mean analyst NAV estimate of $26.66 and the current median NAV estimate of $27.10 in a period of rising asset values across the industry.[13]

Has the Board offered to engage with Diana?

×

We have engaged with Diana for two years, beginning with Genco's initial outreach to Diana to discuss a potential business combination in June 2024.

Our Board has reiterated its willingness to meet again with Diana if and when they submit an offer that adequately compensates shareholders for the full underlying value of Genco's assets (NAV) and provides an appropriate control premium to NAV that reflects the value of Genco's sizeable and industry-leading platform in a rising market.

Diana has failed to present a proposal with a sufficient basis for discussions.

Instead, Diana has chosen to launch a revised tender offer at an inadequate price and nominate a handpicked slate of directors to seize control of our Board and company.

Who should I vote for?

×

Our Board recommends you vote on the Company's WHITE proxy card "FOR" Genco's six directors so they can continue to execute the Company's disciplined, proven Comprehensive Value Strategy – and vote "WITHHOLD" on Diana's nominees and "AGAINST" Diana's shareholder proposals.

We have a highly experienced and qualified Board of Directors, half of whom are female, with extensive expertise across relevant business areas, including shipping, commodities, fleet and technical management, commercial operations, capital allocation, financial reporting and M&A.

Our directors are actively engaged in the boardroom and are overseeing our Comprehensive Value Strategy, which has delivered superior returns, compelling dividends and disciplined capital allocation across drybulk market cycles.

You should not trust Diana or its nominees to act on your behalf or do the right thing for Genco shareholders.

If elected, Diana's handpicked nominees could take actions that risk destroying shareholder value or enriching Diana and its insiders at the expense of Genco shareholders.

What proposals has Diana made?

×

In 2024, following Genco's initial outreach to Diana to discuss a potential business combination, Diana proposed to acquire 30% of Genco's stock in exchange for certain ships, make Diana's CEO a member of the Genco Board and have a Diana affiliate take over technical management of some or all of Genco's fleet. Through these proposals, Diana would have obtained effective control without paying a premium, as well as the ability to transfer value from Genco and its shareholders to Diana.

In November 2025, Diana made an indicative, non-binding proposal to acquire Genco for $20.60 per share, followed by a revised offer for $23.50 per share in March 2026.

On May 4, 2026, Diana commenced a conditional tender offer at the same $23.50 price as Diana's March 2026 Proposal.

On May 4, 2026, Diana commenced a conditional tender offer at the same $23.50 price as Diana's March 2026 Proposal. On May 27, 2026, Diana made a revised tender offer for $24.80 per share.

All of these proposals were inadequate and deprive Genco shareholders of the full value of their investment.

Why does the Board believe the continued execution of its Comprehensive Value Strategy will create greater value for shareholders?

×

Our Board and management team have been successfully executing our Comprehensive Value Strategy, which has returned $7.16 per share in dividends to shareholders over 27 consecutive quarters, delivered outsized shareholder returns of 210% and positioned Genco to continue creating value.[14]

We are operating in a strengthening drybulk market, and shareholders are poised to continue benefiting from our low-leverage high dividend model and the strategic steps the Board and management are taking to further increase earnings power and dividend capacity.

We believe Genco's Board is better positioned than Diana's nominees to guide the Company forward and create superior returns and meaningful value for all shareholders.

Diana's attempts to take over Genco pose significant risks to Genco shareholders and their ability to realize the full upside of their Genco investments.

What is NAV and why is it an important piece of how you measure Genco's value?

×

NAV stands for "net asset value."

NAV is calculated by taking the current market value of the fleet, adding cash and net working capital, and subtracting outstanding debt. When you divide that number by the total shares, you get NAV per share.

Genco's mean sell-side analyst NAV estimate was $25.00 when Diana made its $23.50 per share proposal in March 2026.

Since that time, the mean sell-side analyst NAV estimate has increased to $26.66 and the current median analyst estimate has increased to $27.10.[15]

What is the FFA curve?

The FFA curve is based on future freight agreements (effectively option contracts), which reflect the market's current pricing for shipping rates at future dates.

When is Genco's 2026 Annual Meeting?

The date of the 2026 Annual Meeting is June 18, 2026.

Who can I contact for more information?

For more information, please contact Peter Allen, Genco's Chief Financial Officer, at finance@gencoshipping.com or (646) 443-8550.

13. Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto.
14. Represents TSR since the closing price on April 19, 2021 (the last trading day before Genco publicly announced its Comprehensive Value Strategy).
15. Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto.

INVESTOR CONTACT

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

MEDIA CONTACT

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

Learn more about Genco at www.gencoshipping.com

SIGN UP FOR UPDATES

Name

Email Address

SUBMIT

Privacy Policy

How to Vote How to Vote Voting is quick and easy Vote “FOR” the reelection of Genco’s six directors and according to the Board’s other recommendations on the Company’s WHITE proxy card, “WITHHOLD” on Diana’s nominees and “AGAINST” Diana’s shareholder proposals. You can vote by telephone, online, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. FOR The reelection of Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan and John C. Wobensmith FOR Proposals 2, 3, 4 and 5 WITHHOLD Diana’s handpicked nominees AGAINST Shareholder proposals 6 and 7 Vote by Internet WWW.CESVOTE.COM Use the Internet to transmit your voting instructions. Have your WHITE proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. Vote by telephone 1-888-693-8683 Use any touch-tone telephone to transmit your voting instructions. Have your WHITE proxy card in hand when you call and then follow the instructions. Vote by mail Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: Genco Shipping & Trading Limited c/o Corporation Election Services P.O. Box 3230 Pittsburgh, PA 15230. If you have questions or require any assistance with voting your shares, please contact Genco Shipping & Trading Limited’s proxy solicitor listed below: 7 Penn Plaza New York, New York 10001 Call Collect: (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com Investor Contact Peter Allen Chief Financial Officer Genco Shipping & Trading Limited (646) 443-8550 Media Contact Leon Berman IGB Group (212) 477-8438 lberman@igbir.com Learn more about Genco at www.gencoshipping.com Sign up for updates Name Email Address Submit Privacy Policy

LinkedIn Post

Genco Shipping & Trading Limited

Today, Genco’s Board of Directors unanimously recommended that shareholders reject Diana’s revised $24.80 per share tender offer.

Following a thorough review with external advisors and on the unanimous recommendation of a committee of independent directors, our Board determined the offer:

•	Continues to meaningfully undervalue Genco and its assets;
•	Remains well below Genco’s net asset value (NAV) – current median analyst NAV estimate is $27.10 in a period of rising asset values across the industry; and
•	Does not include a control premium.

In addition, Chairman and CEO John Wobensmith and Lead Independent Director Kathleen C. Haines sent a letter to Diana. They reiterated Genco’s willingness to meet again with Diana if and when they submit an offer that adequately compensates shareholders for the full underlying value of Genco’s assets and provides an appropriate control premium to NAV that reflects the value of Genco’s sizeable and industry-leading platform in a rising market.

To protect your investment and future returns, we urge shareholders to vote the WHITE proxy card today FOR Genco’s highly qualified directors and reject Diana’s attempt to acquire Genco on the cheap by not tendering your shares.

Additional information including Diana’s inadequate revised tender offer, voting instructions and legal information can be found here:
https://www.gencodrivessuperiorreturns.com.

#VoteForGenco #CorporateGovernance #ShareholderValue #Maritime #Shipping

Forward-Looking Statements

This communication contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to the Company’s views and expectations regarding Diana Shipping Inc.’s unsolicited tender offer; any statements relating to the plans, strategies and objectives of management or the Company’s Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this release are the following: (i) the Company’s plans and objectives for future operations; (ii) that any transaction based on Diana’s non-binding indicative proposal or otherwise may not be consummated at all; (iii) the ability of Genco and its shareholders to recognize the anticipated benefits of any such transaction; (iv) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; and (v) other factors listed from time to time in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC (available here). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/, or by contacting Peter Allen as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD,

AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

Certain Information Regarding Participants in the Solicitation

The Company, its independent directors (Paramita Das; Kathleen C. Haines; Basil G. Mavroleon; Karin Y. Orsel; and Arthur L. Regan) and certain of its executive officers (John C. Wobensmith, Chairman of the Board, Chief Executive Officer and President; Peter Allen, Chief Financial Officer; Joseph Adamo, Chief Accounting Officer; and Jesper Christensen, Chief Commercial Officer) and other employees are deemed “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2026 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company, by security holdings or otherwise, is set forth in the sections entitled “Director Compensation,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive proxy statement on Schedule 14A in connection with the 2026 Annual Meeting of Shareholders, filed with the SEC on May 7, 2026 (available here). Such filings will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in other materials to be filed with the SEC in connection with the 2026 Annual Meeting of Shareholders, if and when they become available. These documents will be available free of charge as described above.